Lincoln Life & Annuity Company of New York:
         Lincoln Life & Annuity Flexible Premium Variable Life Account M LLANY Separate Account R for Flexible Premium Variable Life Insurance LLANY Separate Account S for Flexible Premium Variable Life Insurance

                          Supplement Dated May 16, 2008
                 To the Prospectus for the following Products:

                Lincoln VULONE          Lincoln Momentum VULONE
                Lincoln VULONE 2005     Lincoln Momentum VULONE 2005
                Lincoln SVULONE         Lincoln Momentum SVULONE
                Lincoln VULcv IV        Lincoln VULDB IV
                Lincoln SVUL IV         Lincoln Corporate Variable 4
                                        Lincoln Corporate Variable 5
                                        Lincoln Corporate Commitment VUL
                                        Lincoln CVUL Series III Elite

The information in this supplement updates and amends certain information contained in the prospectuses dated May 1, 2008 for the referenced products. Keep this supplement with your prospectus for reference.

The Sub-Account which purchases shares of the LVIP SSgA Emerging Markets 100 Fund (Standard Class) will be available on or about June 2, 2008.